MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2002-4
January 1, 2003 through January 31, 2003


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables							$655,103,736.04
B.	Level Pay Pool Balance of the Initial Receivables			$640,671,031.26
C.	Last Scheduled Payment Pool Balance of the
	Initial Receivables							$14,432,704.78
D.	Notes
	1.	Class A-1
		a.	Initial Balance						$66,300,000.00
		b.	Note Interest Rate					1.76375%
		c.	Noteholders' Final Scheduled Payment Date		October 15, 2003
	2.	Class A-2
		a.	Initial Balance						$230,000,000.00
		b.	Note Interest Rate					1.920%
		c.	Noteholders' Final Scheduled Payment Date		October 17, 2005
		d.	Class A Allocation Percentage				85.65%
	3.	Class A-3
		a.	Initial Balance						$200,000,000.00
		b.	Note Interest Rate					2.550%
		c.	Noteholders' Final Scheduled Payment Date		February 15, 2007
		d.	Class A Allocation Percentage				85.65%
	4.	Class A-4
		a.	Initial Balance						$173,500,000.00
		b.	Note Interest Rate					3.0500%
		c.	Noteholders' Final Scheduled Payment Date		November 16, 2009
		d.	Class A Allocation Percentage				85.65%
	5.	Class B
		a.	Initial Balance						$65,298,000.00
		b.	Note Interest Rate					3.820%
		c.	Noteholders' Final Scheduled Payment Date		November 16, 2009
		d.	Class B Allocation Percentage				9.27%
	6.	Class C
		a.	Initial Balance						$35,808,000.00
		b.	Note Interest Rate					4.560%
		c.	Noteholders' Final Scheduled Payment Date		November 16, 2009
		d.	Class C Allocation Percentage				5.08%
E.	Certificates Initial Balance						$71,646,522.63
F.	Servicing Fee Rate 							1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period						0.25%
G.	Weighted Average Coupon (WAC) of the Initial Receivables		6.250%
H.	Weighted Average Original Number of Payments of
	the Initial Receivables (Months)					59
I.	Weighted Average Remaining Number of Payments of
	the Initial Receivables (Months)					58
J.	Number of Initial Receivables						26,902
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage of Initial Pool	5.00%
	2.	Reserve Account Deposit on the Closing Date			$31,604,607.83
	3.	Specified Reserve Balance Percentage				5.00%
L.	Yield Supplement Account Deposit on the Closing Date			$7,617,437.11
M.	Yield Supplement Over Collateralization Balance
	on Closing Date								$23,011,579.39
N.	Adjusted Principal Balance of Initial Receivables			$632,092,156.65
O.	Pre-Funding
	1.	Initial Pre-Funded Amount (Adjusted Principal Amount)		$210,460,365.98
	2.	Initial Closing Date						October 16, 2002
	3.	End of Pre-Funding Period					18-Feb-03
	4.	Fixed Percentage for Calculating Maximum
		Negative Carry Amount						1.25%
	5.	Negative Carry Account Initial Deposit				$823,673.68

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance							$848,520,174.16
B.	Level Payment Pool Balance						$830,029,167.21
C.	Last Scheduled Payment Pool Balance					$18,491,006.95
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance				$42,869,406.42
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	2.	Class A-2
		a.	Prior Month Note Balance				$230,000,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	3.	Class A-3
		a.	Prior Month Note Balance				$200,000,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	4.	Class A-4
		a.	Prior Month Note Balance				$173,500,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	5.	Class B
		a.	Prior Month Note Balance				$65,298,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	6.	Class C
		a.	Prior Month Note Balance				$35,808,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
E.	Certificate Balance							$71,646,522.63
F.	Reserve Account Balance							$42,127,626.13
G.	Yield Supplement Account Balance					$7,504,580.21
H.	Payahead Account Balance						$520,576.40
I.	Yield Supplement Over Collateralization Balance 			$26,386,954.39
J.	Pre-Funding Account Balance						$0.00
K. 	Negative Carry Account Balance						$0.00
L.	Deferred Receivables							$504,896,867.75
M.	Cumulative Losses for All Prior Periods					$153,405.56
N.	Weighted Average Coupon (WAC)						6.505%
O.	Weighted Average Remaining Term to Maturity  (WAM) 			57.60
P	Number of Contracts							35,315
Q	Total Subsequent Receivables Sold as of Related Cutoff Dates
	1.	Level Pay Balance						0.00
	2.	Last Scheduled Payment Balance					0.00
	3.	Total								0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction					824,018.55
	2.	Prepayments in Full						477,815.73
	3.	Repurchased Receivables Principal 				0.00
	4.	Repurchased Receivables Interest				0.00
B.	Total Collections for Precomputed Contracts 				1,303,175.53
C.	Precomputed Contracts - Principal on Last Scheduled Payments
	1.	Collected Principal						0.00
	2.	Repurchased Receivables Principal 				0.00
	3.	Repurchased Receivables Interest				0.00
	4.	Last Scheduled Payment Principal Paid in Full
		Prior to Month of Maturity					0.00
	5.	Last Scheduled Payment Principal Due on Loans
		Matured This Month						0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction						9,330,375.32
	2.	Collected Principal						9,391,394.98
	3.	Collected Interest						1,843,791.86
	4.	Repurchased Receivables Principal 				0.00
	5.	Repurchased Receivables Interest				0.00
E.	Simple Interest Contracts - Principal on Last Scheduled Payments
	1.	Collected Principal						59,703.54
	2.	Repurchased Receivables Principal 				0.00
	3.	Repurchased Receivables Interest				0.00
	4.	Last Scheduled Payment Principal Collected
		Prior to Month of Maturity					59,703.54
	5.	Last Scheduled Payment Principal
		Due on Loans Matured This Month					0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 					1,065,644.90
	2.	Specified Yield Supplement Account Balance			6,394,454.90
	3.	Deposit to Yield Supplement Account for
		Subsequent Receivables Sold This  Period			0.00
G.	Yield Supplement Over Collateralization					25,725,162.98
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances (or payments
			due prior to Cutoff Date)				73,506.75
		b.	Current Month Actuarial Advances 			31,110.86
		c.	Reimbursement of Actuarial Advances
			(or payments due prior to Cutoff Date)			39,125.77
		d.	Ending Actuarial Advances (or payments
			due prior to Cutoff Date)				65,491.84
	2.	Precomputed Loans - Last Scheduled Payment Advances
		a.	Beginning Last Scheduled Payment Advances		0.00
		b.	Current Month Last Scheduled Payment Advances		0.00
		c.	Reimbursement of Last Scheduled Payment Advances	0.00
		d.	Ending Last Scheduled Payment Advances			0.00
	3.	Simple Interest Loans - Last Scheduled Payment Advances
		a.	Beginning Last Scheduled Payment Advances		0.00
		b.	Current Month Last Scheduled Payment Advance		0.00
		c.	Reimbursement of Last Scheduled Payment Advances	0.00
		d.	Ending Last Scheduled Payment Advances			0.00
	4.	Net Servicer Advances 						(8,014.91)
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead Account Balance		217,064.29
	2.	Payahead Balance of Loans Defaulted this Period			0.00
	3.	Deposit to Payahead Account for Subsequent
		Receivables Sold This  Period					0.00
	4.	Ending Payahead Balance 					737,640.69
J.	Rule of 78s Payment							1,111.23
K.	Weighted Average Coupon of Remaining  Portfolio (WAC)			6.490%
L.	Weighted Average Remaining Maturity (WAM)				57.16
M.	Remaining Number of Receivables						35,037
N.	Delinquent Contracts			Contracts	Amount
	1.	30-59 Days Delinquent		559 	1.60%	12,642,159.91 	1.51%
	2.	60-89 Days Delinquent		219 	0.63%	4,983,316.23 	0.60%
	3.	90 Days or more Delinquent	131 	0.37%	2,938,251.71 	0.35%
O.	Net Loss and Defaulted Receivables Information
	1.	Vehicles Repossessed During
		Month 				80 		1,953,400.20
	2.	Loans Defaulted During the
		Month				48
	3.	Level Payment Principal Balance of
		Defaulted Receivables				1,046,895.01
	4.	Last Scheduled Payment Principal
		Balance of Defaulted Receivables		21,749.31
	5.	Level Payment Liquidation Proceeds		201,699.43
	6.	Last Scheduled Payment Liquidation Proceeds	0.00
	7.	Recoveries of Level Payment and Last Scheduled
		Payment on Previously Defaulted Receivables	21,742.87
P.	Pool Balances
	1.	Total Pool Balance						836,759,616.70
	2.	Level Pay Pool Balance						818,350,062.60
	3.	Last Scheduled Payment Pool Balance				18,409,554.10
	4.	Deferred Receivables						497,067,676.60
Q.	Principal Balance of Subsequent Receivables Sold This
	Period As of Subsequent Transfer Date
	1.	Level Pay Balance						0.00
	2.	Last Scheduled Payment Balance					0.00
	3.	Total Principal Balance						0.00

IV.  INVESTMENT INCOME
A.	Reserve Account Investment Income					36,345.16
B.	Collection Account Investment Income					7,726.06
C.	Payahead Account Investment Income					383.22
D.	Yield Supplement Account Investment Income				6,887.53
E.	Pre-Funding Account Investment Income					4,119.02
F.	Negative Carry Account Investment Income				16.68

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed
		Contracts (Level Payment Only) 					1,303,175.53
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)					9,391,394.98
	3.	Collected Interest on Simple Interest
		Contracts (Level Payment Only) 					1,843,791.86
		Subtotal							12,538,362.37

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)							59,703.54
C.	Net Change in Payahead Account Balance 					(217,064.29)
D.	Net Liquidation Proceeds and Recoveries Received			223,442.30
E.	Principal and Interest on Purchased or Repurchased Contracts 		0.00
F.	Exclusion of Rule of 78's Payments 					(1,111.23)
G.	Net Servicer Advances/(Reimbursements) 					(8,014.91)
H.	Yield Supplement Amount 						1,065,644.90
I.	Net Investment Earning on the Pre-Funding Account			4,119.02
J.	Negative Carry Amount 							0.00
K.	Remaining Pre-Funded Amount Due to Noteholders				0.00
L.	Available Funds								$13,665,081.70

VI. PRE-FUNDING ACTIVITY
	A.	Subsequent Receivables Sold This Period
		1.	Principal Balance of Subsequent
			Receivables Sold This  Period				0.00
		2.	Adjusted Principal Balance of Subsequent
			Receivables Sold This  Period				0.00
		3.	Subsequent Cutoff Date for Subsequent Receivables
			Sold This  Period					31-Dec-02
		4.	Subsequent Transfer Date for Subsequent Receivables
			Sold This  Period					10-Jan-03
		5.	Deposit to Reserve Account for Subsequent
			Receivables Sold This  Period				0.00
		6.	Deposit to Yield Supplement Account for
			Subsequent Receivables Sold This  Period		0.00
		7.	Deposit to Payahead Account for Subsequent
			Receivables Sold This  Period				0.00
		8.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period				0.00
	B.	End of Pre-Funding Period (if balance in Pre-Funding
		Account balance is $100,000 or greater)				18-Feb-03
	C.	Pre-Funding Account
		1.	Beginning Pre-Funding Amount				0.00
		2.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period				0.00
		3.	Deposit to Reserve Account for Subsequent
			Receivables Sold This  Period				0.00
		4.	Deposit to Yield Supplement Account for
			Subsequent Receivables Sold This  Period		0.00
		5.	Deposit to Payahead Account for Subsequent
			Receivables Sold This  Period				0.00
		6.	Remaining Pre-Funded Amount Payable
			to Noteholders						0.00
		7.	Remaining Pre-Funding Amount
			(excl. Reserve & Yield Supplement Amount)		0.00
	D.	Negative Carry Account
		1.	Calculation of Negative Carry Amount
			for the Current Period
			a.  Accrued Note Interest for this Period		1,649,325.18
			b.  Pre-Funded Amount (excl. Reserve &
			Yield Supplement Amount)				0.00
			c.  Pre-Funded Percentage				0.00%
			d.  Net Investment Earnings on the
			Pre-Funded Amount					4,119.02
			e.  Negative Carry Amount for the
			Current Period						0.00
		2.	Calculation Maximum Negative Carry Amount
			a.  Weighted Average Rate based
			on Ending Note Balances					2.4131%
			b.  Note Percentage based on Ending
			Note Balances						91.13%
			c.  Actual Number of Days from Payment
			Date to End of Pre-Funding Period			39
			d.  Maximum Negative Carry Amount			0.00
		3.	Required Negative Carry Account Balance			0.00
	E. 	Total Subsequent Receivables Sold as of
		Related Cutoff Dates
		1.	Level Pay Balance					211,365,976.27
		2.	Last Scheduled Payment Balance				4,203,980.40
		3.	Total							215,569,956.67
	F.	Total Initial and Subsequent Receivables Sold as
		of Related Cutoff Dates
		1.	Level Pay						852,037,007.53
		2.	Last Scheduled						18,636,685.18
		3.	Total							870,673,692.71
	G.	Specified Reserve Balance					42,127,626.13

VII.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal					11,098,766.05
	2.	Principal Carrryover Shortfall					0.00
	3.	Total Principal Distribution Amount				11,098,766.05
B.	Total Required Payment
	1.	Total Servicing Fee  						391,539.60
	2.	Accrued Note Interest  Due
		a.	Class A-1						71,410.31
		b.  	Class A-2						368,000.00
		c. 	Class A-3 						425,000.00
		d.	Class A-4						440,979.17
		e.	Class B							207,865.30
		f.	Class C							136,070.40
		g.	Total Accrued Note Interest				1,649,325.18
	3.	Principal Distribution Amount Due
		a.	Class A-1 						11,098,766.05
		b.  	Class A-2 						0.00
		c. 	Class A-3						0.00
		d.	Class A-4						0.00
		e.	Class B 						0.00
		f.	Class C							0.00
		g.	Total Principal Distribution Amount			11,098,766.05
	4.	Total Required Payment 						13,139,630.83
	5.	Available Funds							13,665,081.70
	6.	Reserve Account TRP Draw Amount					0.00
	7.	Total Available Funds						$13,139,630.83
C.	Current Period Payments
	1.	Servicing Fee paid						391,539.60
	2.	Interest Paid
		a.	Class A-1	 					71,410.31
		b.  	Class A-2 						368,000.00
		c. 	Class A-3 						425,000.00
		d.	Class A-4						440,979.17
		e.	Class B							207,865.30
		f.	Class C							136,070.40
		g.	Total Interest Paid					1,649,325.18
	3.	Remaining Available Funds					11,098,766.05
	4.	Principal Payments
		a.	Class A-1 						11,098,766.05
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Principal Payments				11,098,766.05
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 						0.00
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Interest Carryover Shortfall			0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1	 					0.00
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Principal Carryover Shortfall			0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance				42,127,626.13
	3.	Plus: Reserve Account Investment Income				36,345.16
	4.	Less: Reserve Account Advance Draw Amount			0.00
	5.	Less: Reserve Account TRP Draw Amount				0.00
	6.	Reserve Account Balance before Deposit to Reserve Account	42,163,971.29
	7.	Specified Reserve Account Balance				42,127,626.13
	8.	Amount Necessary to Reinstate Reserve Account to
		Specified Reserve Balance 					0.00
	9.	Funds Available for Deposit to Reserve Account			525,450.87
	10.	Amount Deposited to Reserve Account				0.00
	11.	Reserve Account Investment Income Released to Seller		36,345.16
	12.	Ending Reserve Account Balance					42,127,626.13
F.	Turbo Principal Payment
	1.	Funds Available for Accelerated Principal Payment		525,450.87
	2.	Accelerated Principal Payments					0.00
		a.	Class A-1 						525,450.87
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Turbo Principal Distribution Amount		525,450.87
F.	Excess Funds Deposited to Certificate Distribution Account		0.00
G.	Total Distributions							$13,665,081.70


VIII.  POOL BALANCES AND PORTFOLIO INFORMATION			Beginning	End
A.	Balances and Principal Factors				of Period	of Period
	1.	Total Pool Balance				$848,520,174.16	$836,759,616.70
	2.	Total Pool Factor				1.2952455 	1.2772933
	3.	Level Payment Pool Balance			830,029,167.21 	818,350,062.60
	4.	Level Payment Pool Factor			1.2955622 	1.2773327
	5.	Last Scheduled Payment Pool Balance		18,491,006.95 	18,409,554.10
	6.	Note Balance
		a.	Class A-1 				42,869,406.42 	31,245,189.50
		b.  	Class A-2 				230,000,000.00 	230,000,000.00
		c. 	Class A-3 				200,000,000.00 	200,000,000.00
		d.	Class A-4				173,500,000.00 	173,500,000.00
		e.	Class B					65,298,000.00 	65,298,000.00
		f.	Class C					35,808,000.00 	35,808,000.00
		g.	Total					747,475,406.42 	735,851,189.50
	7.	Pool Factor
		a.	Class A-1 				0.6465974 	0.4712698
		b.  	Class A-2 				1.0000000 	1.0000000
		c. 	Class A-3 				1.0000000 	1.0000000
		d.	Class A-4				1.0000000 	1.0000000
		e.	Class B					1.0000000 	1.0000000
		f.	Class C					1.0000000 	1.0000000
	8.	Certificate Balance				71,646,522.63 	71,646,522.63
	9.	Certificate Pool Factor				1.0000000 	1.0000000
	10.	Total Note and Certificate Balance		819,121,929.05	807,497,712.13
	11.	Yield Supplement Over Collatralization		26,386,954.39	25,725,162.98
	12.	Adjusted Pool Balance				822,133,219.77	811,034,453.72

B.	Portfolio Information
	1.	Weighted Average Coupon of  Portfolio (WAC)	6.505% 		6.490%
	2.	Weighted Average Remaining Term
		to Maturity of  Portfolio (WAM) 		57.60 		57.16
	3.	Remaining Number of Receivables			35,315 		35,037

IX.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period					866,944.89
B.	Realized Losses for Collection Period Less Recoveries			845,202.02
C.	Cumulative Losses for all Periods  					998,607.58
D	Delinquent and Repossessed Contracts
					      Contracts			Amount
	1.	30-59 Days Delinquent		559 	1.60%	$12,642,159.91 	1.51%
	2.	60-89 Days Delinquent		219 	0.63%	$4,983,316.23 	0.60%
	3.	90 Days or more Delinquent	131 	0.37%	$2,938,251.71 	0.35%
	4.	Vehicles Repossessed During
		    Collection Period		80 		$1,953,400.20


X.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to Pool
	Balance for Each Collection Period
	1.	Second Preceding Collection Period				0.02%
	2.	Preceding Collection Period					0.02%
	3.	Current Collection Period 					0.02%
	4.	Three Month Average 						0.02%

B.	Annualized Net Loss							1.20%

C.	Ratio of Balance of Contracts Delinquent 60 Days or More to the
	Pool Balance as of the End of the Collection Period.
	1.	Second Preceding Collection Period				0.17%
	2.	Preceding Collection Period					0.57%
	3.	Current Collection Period 					0.93%
	4.	Three Month Average 						0.56%

XI.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections					12,821,508.21
	2.	Yield Supplement Amount from MMCA				1,065,644.90
	3.	Net Servicer Advances (if positive) 				0.00
	4.	Reserve Account Draw for Total Required Payment 		0.00
	5.	Deposit from Payahead Account  					0.00
	6.	Collection Account Investment Income  				7,726.06
	7.	Transfer of Negative Carry Amount from
		Negative Carry Account						0.00
	8.	Transfer of Net Earnings on Pre-Funding Account			4,119.02
	9.	Transfer of Prefunding Account Balance due to
		End of Pre-Funding Period					0.00
	10.	Total Transfers Into Collection Account				$13,898,998.19
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee					391,539.60
		b.	Rule of 78's Payment					1,111.23
		c.	Net Reimbursement of Servicer Advance
			or Payments Due Prior to Cutoff Date			8,014.91
		d.	Less:  Total Principal and Interest on
			Repurchases (Netted from Amounts Due Servicer)		0.00
		e.	Total To Servicer (Net of Total Repurchases)		400,665.74

	2.	Total Required Payment Distributed
		(Net of Total Servicing Fee)					12,748,091.23
	3.	Turbo Principal Payment Distributed				525,450.87
	4.	Deposit to Payahead Account 					217,064.29
	5.	Deposit to Reserve Account 					0.00
	6.	Deposit To Certificate Distribution Account
		a.	Excess Funds						0.00
		b.	Collection Account Investment Income			7,726.06
		c.	Total to Certificate Distribution Account		7,726.06
	7.	Total Transfers from Collection Account				$13,898,998.19

XII.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account					42,127,626.13
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 			0.00
	2.	Reserve Account Investment Income 				36,345.16
	3.	Transfer from Prefunding Account for
		Subsequent Receivables Sold					0.00
	4.	Total Transfers Into Reserve Account				36,345.16
C.	Total Transfers In and Beginning Balance				$42,163,971.29
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account
		Advance Draw Amount						0.00
	2.	Transfer to Collection Account for
		Reserve Account TRP Draw Amount 				0.00
	3.	Reserve Account Investment Income to Seller (MART) 		36,345.16
	4.	Total Transfers From Reserve Account				36,345.16
E.	Ending Balance								42,127,626.13
F.	Total Distributions and Ending Balance					$42,163,971.29

XIII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account					520,576.40
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection Account 			217,064.29
	2.	Payahead Account Investment Income 				383.22
	3.	Transfer from Prefunding Account for Subsequent Receivables	0.00
	4.	Total Transfers Into Payahead Account				217,447.51
C.	Total Transfers In and Beginning Balance				$738,023.91
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection Account 			0.00
	2.	Transfer Investment Income to Servicer 				383.22
	3.	Total Transfers From Payahead Account				383.22
E.	Payahead Account Ending Balance 					737,640.69
F.	Total Distributions and Ending Balance					$738,023.91

XIV.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 				7,504,580.21
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   			6,887.53
	2.	Transfer from Prefunding Account for Subsequent
		Receivables Sold						0.00
	3.	Total Transfers Into Yield Supplement Account			6,887.53
C.	Total Transfers and Beginning Balance  					$7,511,467.74
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection Account
		(if not paid by MMCA) 						0.00
	2.	Transfer Investment Income to Seller (MART)  			6,887.53
	3.	Transfer Reduction in Specified Yield Supplement
		Account Balance to Seller (MART)				1,110,125.31
	4.	Total Transfers From Yield Supplement Account			1,117,012.84
E.	Specified Yield Supplement Account Ending Balance 			6,394,454.90
F.	Total Distributions and Ending Balance					$7,511,467.74

XV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Pmt Distributed (less Servicing
		Fee & Net Swap Pmt) from Collection Acct			12,748,091.23
	2.	Turbo Principal Payment Distributed from
		Collection Account						525,450.87
	3.	Total Transfers Into Note Payment Account			13,273,542.10
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 						11,695,627.23
		b.  	Class A-2 						368,000.00
		c. 	Class A-3 						425,000.00
		d.	Class A-4						440,979.17
		e.	Class B							207,865.30
		f.	Class C							136,070.40
		g.	Total Payments to Noteholders				13,273,542.10
	2.	Ending Balance of Note Payment Account				0.00
C.	Total Distributions and Ending Balance					$13,273,542.10

XVI.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from Collection Account			0.00
	2.	Collection Account Investment Income				7,726.06
	3.	Total Transfers into Certificate Distribution Account		7,726.06
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders					7,726.06
	2.	Ending Balance							0.00
C.	Total Distributions and Ending Balance					$7,726.06

XVII.  RECONCILIATION OF PRE-FUNDING ACCOUNT
A.	Beginning Balance of Pre-Funding Account				0.00
B.	Pre-Funding Account Investment Income					4,119.02
C.	Total Transfers In and Beginning Balance				$4,119.02
D.	Distributions from Pre-Funding Account
	1.	Transfer Investment Income to Collection Account		4,119.02
	2.	Transfer to Reserve Account for Sale of
		Subsequent Receivables						0.00
	3.	Transfer to Yield Supplement Account for Sale of
		Subsequent Receivables						0.00
	4.	Transfer to Payahead Account for Sale of
		Subsequent Receivables						0.00
	4.	Transfer to Seller (MART) for Sale of
		Subsequent Receivables						0.00
	6.	Transfer to Collection Account of Remaining
		Balance Due Noteholders						0.00
	7.	Total Transfers From Pre-Funding Account			4,119.02
E.	Pre-Funding Account Ending Balance					0.00
F.	Total Distributions and Ending Balance					$4,119.02

XVIII.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT
A.	Beginning Balance of Negative Carry Account				0.00
B.	Negative Carry Account Investment Income				16.68
C.	Total Transfers In and Beginning Balance				$16.68
D.	Distributions from Negative Carry Account
	1.	Transfer of Negative Carry Amount to
		Collection Account						0.00
	2.	Release Investment Income from Negative
		Carry Account to Seller (MART)					16.68
	3.	Release Excess Funds from Negative Carry
		Account to Seller (MART)					0.00
	4.	Total Transfers From Negative Carry Account			16.68
E.	Negative Carry Account Ending Balance					0.00
F.	Total Distributions and Ending Balance					$16.68

XIX.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account						13,273,542.10
	2.	To Servicer (MMCA) 						400,665.74
	3.	To Payahead Account						217,064.29
	4.	To Reserve Account 						0.00
	5 	To Certificate Distribution Account				7,726.06
	6.	Total Distributions From Collection Account			$13,898,998.19

B.	Distributions From Reserve Account
	1.	To Collection Account 						0.00
	2.	To Seller (MART)						36,345.16
	3.	To Servicer (MMCA)						0.00
	4.	Total Distributions From Reserve Account 			36,345.16

C.	Distributions From Payahead Account
	1.	To Collection Account						0.00
	2.	Investment Income to Servicer (MMCA) 				383.22
	3.	Total Distributions From Payahead Account			383.22

D.	Distributions From Yield Supplement Account
	1.	To Collection Account						0.00
	2.	Investment Income to Seller (MART)				6,887.53
	3.	Reduction in Specified Yield Supplement Account
		Balance to Seller (MART)					1,110,125.31
	4.	Total Distributions From Yield Supplement Account		1,117,012.84

E.	Distributions From Pre-Funding Account
	1.	To Reserve Account						0.00
	2.	To Yield Suplement Account					0.00
	3.	To Collection Account						4,119.02
	4.	To Payahead Account						0.00
	4.	To Seller for Sale of Subsequent Receivables			0.00
	5.	Total Distributions from Negative Carry Account			4,119.02

F.	Distributions From Negative Carry Account
	1.	To Collection Account						0.00
	2.	To Seller (MART)						16.68
	3.	Total Distributions from Negative Carry Account			16.68

G.	Total Distributions From All Accounts								 $15,056,875.11
H.	Total Distributions From All Accounts to:
	1.	Note Payment Account						13,273,542.10
	2.	Servicer (MMCA)							401,048.96
	3.	Seller (MART)							1,153,374.68
	4.	Collection Account 						4,119.02
	5.	Certificate Distribution Account				7,726.06
	6.	Reserve Account							0.00
	7.	Payahead Account						217,064.29
	8.	Yield Supplement Account					0.00
	9.	Total Distributions From All Accounts				$15,056,875.11